SPECIFIC TERMS IN THIS EXHIBIT HAVE BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT FOR THOSE TERMS HAS BEEN REQUESTED. THE REDACTED MATERIAL HAS BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, AND THE TERMS HAVE BEEN MARKED AT THE APPROPRIATE PLACE WITH TWO ASTERISKS (**).

Exhibit 10.1

Amendment to Terminaling Services Agreement dated as of July 1, 2014 by and between Center Point Terminal Company, LLC and Apex Oil Company, Inc.

AMENDMENT TO TERMINALING SERVICES AGREEMENT

(July 1, 2014)

This Amendment is made effective the 1st day of July, 2014 between Center Point Terminal Company, LLC, a Delaware limited liability company (“Terminal”), and Apex Oil Company, Inc., a Missouri corporation (“Customer”).

RECITALS

A. Terminal and Customer are party to that certain Terminaling Services Agreement dated August 14, 2013, as amended (the “Agreement”), which Agreement provides for the storage and handling of various petroleum products as specified therein at the Terminal Facilities.

B. Terminal and Customer desire to amend the Agreement to increase Customer’s Stipulated Volumes at the Albany, Baltimore and Newark Terminal Facilities as provided for in the Agreement and pursuant to the terms and conditions contained herein.

AGREEMENT

In consideration of the foregoing, the mutual covenants herein contained and other good and valuable consideration (the receipt, adequacy and sufficiency of which are hereby acknowledged by the parties by their execution hereof), the parties agree as follows:

1. Definitions. All capitalized terms not otherwise expressly defined herein shall have the respective meanings given thereto in the Agreement.

2. Amendments.

2.1. Additional Storage at the Albany Terminal Facility. Terminal agrees to reserve for Customer at the Albany Terminal Facility, on the same terms and conditions as set forth in the Agreement, dedicated storage for Products in one or more tanks having a total safe fill capacity of 242,062 barrels. Pursuant to Section 4 of the Agreement, Customer’s Stipulated Volume in respect of the Albany Terminal Facility shall be increased to 762,062 barrels as shown on the Seventh Amended Schedule B attached hereto and incorporated herein by this reference.

2.2 Additional Storage at the Baltimore Terminal Facility. Terminal agrees to reserve for Customer at the Baltimore Terminal Facility, on the same terms and conditions as set forth in the Agreement, additional commingled, non-dedicated storage for Products in one or more tanks having a gross shell capacity of 45,000 barrels. Pursuant to Section 4 of the Agreement, Customer’s Stipulated Volume in respect of the Baltimore Terminal Facility shall be increased to 806,900 barrels as shown on the Seventh Amended Schedule B attached hereto and incorporated herein by this reference.

SPECIFIC TERMS IN THIS EXHIBIT HAVE BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT FOR THOSE TERMS HAS BEEN REQUESTED. THE REDACTED MATERIAL HAS BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, AND THE TERMS HAVE BEEN MARKED AT THE APPROPRIATE PLACE WITH TWO ASTERISKS (**).

2.3. Additional Storage at the Newark Terminal Facility. Terminal agrees to reserve for Customer at the Newark Terminal Facility, on the same terms and conditions as set forth in the Agreement, additional commingled, non-dedicated storage for Products in one or more tanks having a gross shell capacity of 34,500 barrels. Pursuant to Section 4 of the Agreement, Customer’s Stipulated Volume in respect of the Newark Terminal Facility shall be increased to 433,000 barrels as shown on the Seventh Amended Schedule B attached hereto and incorporated herein by this reference.

3. No Other Modifications. Nothing contained herein in any way impairs the Agreement or alters, waives, annuls, varies or affects any provision, condition or covenant therein, except as specifically set forth in this Amendment to the Agreement. All other terms and provisions of the Agreement remain in full force and effect.

IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the date first written above.

CENTER POINT TERMINAL COMPANY, LLC

By:	/s/ Steven G. Twele
Steven G. Twele
Vice President and Chief Financial Officer

APEX OIL COMPANY, INC.

By:	/s/ Jeffery H. Call
Jeffery Call
President

SPECIFIC TERMS IN THIS EXHIBIT HAVE BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT FOR THOSE TERMS HAS BEEN REQUESTED. THE REDACTED MATERIAL HAS BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, AND THE TERMS HAVE BEEN MARKED AT THE APPROPRIATE PLACE WITH TWO ASTERISKS (**).

SEVENTH AMENDED SCHEDULE B

(Effective as of July 1, 2014)

STIPULATED VOLUMES, STORAGE RATES PER BARREL AND TYPES OF PRODUCT

	Albany	Baltimore	Chesapeake	Gates	Glenmont	Jacksonville	Newark	Total
Stipulated Volumes/bbl	762, 062	806,900	78,400[1]	228,544[2]	1,719,678	332,376[3]	433,000	4,360,960 (excluding biodiesel and asphalt)
Storage Rates/bbl*	$[**]	$[**]	$[**]	$[**]	$[**]	$[**]	$[**]
Biodiesel volumes/bbl							500	500
Biodiesel Storage Rates/bbl*							$[**]
Asphalt Stipulated Volumes/bbl			165,000
Asphalt Storage Rates/bbl*			$[**]

* Subject to adjustment as provided in Section 4.6.

1 Stipulated volumes reduced by the amount contracted to Perdue Grain and Oilseed, LLC (“Perdue”) (see First Amended Schedule B effective August 14, 2013); Apex Oil Company Inc.’s initial contract term extended for one (1) additional year (see First Amended Schedule A effective August 14, 2013); Stipulated volumes further reduced by additional amounts contracted to Perdue and amounts contracted to Musket Corporation effective November 1, 2013.

2 Stipulated volumes reduced by amounts contracted to World Fuel Service Corporation effective October 1, 2013.

3 Stipulated volumes reduced by amounts contracted to Musket Corporation effective December 1, 2013.